SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report: April 5, 2006

S3 INVESTMENT COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

California	001-31347	33-0906297
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

43180 Business Park Dr., Suite 202 Temecula CA 92590

(Address of principal executive offices)

Registrant's telephone number, including area code: (951) 587-3618

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

ELECTION TO BE BUSINESS DEVELOPMENT COMPANY; DECISION TO WITHDRAW ELECTION

On April 12, 2004, S3 Investment Company, Inc. elected to be regulated as a Business Development Company ("BDC") as that term is defined in Section 54 of the Investment Company Act. As a BDC, the Company was subject to the laws and regulations contained in the Investment Company Act of 1940. As a BDC, the Company became subject to significant regulation of its activities, as described under the Investment Company Act Provisions Applicable to BDC's.

In consideration of future operations of the Company, the Board has evaluated and discussed the feasibility of the Company continuing as a BDC. The Board believes that given the changing nature of the Company’s business and investment focus from investing, reinvesting, owning, holding, or trading in investment securities toward that of an operating company whose focus will be on acquisitions of controlling investments in operating companies and assets, that the regulatory regime governing BDC’s is no longer appropriate and will hinder the Company’s future growth.

On August 26, 2005, the Board unanimously approved a proposal to withdraw the Company's election to be treated as a BDC as soon as practicable, so that it might again conduct business as a regular company rather than as a BDC subject to the Investment Company Act.

On April 5, 2006, a Special Meeting of the S3 Investment Company shareholders was held to consider and vote upon a proposal to authorize the Company’s Board of Directors to withdraw the Company’s election to be treated as a BDC pursuant to Section 54(c) under the Investment Company Act.  The proposal was approved with 860,119,863 shares voting in favor, 8,469,545 shares voting against and 2,762,400 shares abstaining.

On April 6, 2006, the Company filed a Form N-54C notifying the Securities and Exchange Commission that, pursuant to the provisions of Section 54(c), it withdrew its election to be subject to Sections 55 through 65 of the Investment Company, effective as of the filing date. The Company qualified for the immediate withdrawal of its BDC election by virtue of fact that the Company’s Form N-54C, the Company is no longer subject to the regulatory provisions of the Investment Company Act applicable to BDC’s generally, including regulations related to insurance, custody, composition of its Board, affiliate transactions and any compensation arrangements. The Company will continue as a reporting company and will still be subject to the Securities Exchange Act of 1934; however, it is no longer subject to the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S3 INVESTMENT COMPANY, INC.

April 6, 2006	/s/ James Bickel
Date	James Bickel Chief Executive Officer